UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 6, 2010

PLATO LEARNING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20842	36-3660532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10801 Nesbitt Avenue South Bloomington, MN	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 832-1000

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2010, we issued a press release, attached hereto as Exhibit 99.1, announcing our preliminary financial results for our second quarter ended April 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1                      Press Release dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
PLATO LEARNING, INC.

May 6, 2010	By: /s/ Robert J. Rueckl
Robert J. Rueckl Vice President and Chief Financial Officer